Exhibit 10.2

SIXTH AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT

SIXTH AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of June 12, 2013 by and among Par Petroleum Corporation, a Delaware corporation (the “Borrower”), the Guarantors party hereto (the “Guarantors” and together with the Borrower, each a “Credit Party” and collectively, the “Credit Parties”), the undersigned Lenders party hereto, and Jefferies Finance LLC, as administrative agent (the “Administrative Agent”).

WHEREAS, the Credit Parties, Jefferies Finance LLC, as administrative agent, and the Lenders party thereto from time to time, entered into that certain Delayed Draw Term Loan Credit Agreement dated as of August 31, 2012 (as amended by the First Amendment dated as of September 28, 2012, as amended by the Second Amendment dated as of November 29, 2012, as amended by the Third Amendment dated as of December 28, 2012, as amended by the Fourth Amendment dated as of April 19, 2013, as amended by the Fifth Amendment dated as of June 4, 2013, and as may be further amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”);

WHEREAS, Texadian Energy, Inc. (“Texadian”), a wholly-owned subsidiary of the Borrower, intends to enter into that certain Texadian Trade Facility, as permitted under the terms of the Fourth Amendment, and, in connection therewith, Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Requisite Lenders and the Requisite Tranche B Lenders have agreed to amend such provisions of the Credit Agreement subject to the terms and conditions hereof.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein (including the recitals hereto) shall have the respective meaning assigned to such terms in the Credit Agreement as amended by this Amendment, unless otherwise defined herein.

2. Amendments to Loan Documents.

(a) Section 6.1 of the Credit Agreement is hereby amended to expressly permit Borrower to pledge its Equity Interests in Texadian to secure the loans and other obligations of Texadian and certain of its Subsidiaries under the Texadian Trade Facility.

(b) Section 6.3 of the Credit Agreement is hereby amended by deleting clause (1) therefrom in its entirety and substituting the following in lieu thereof: “(1) this Agreement, the other Loan Documents, the JV Company Credit Facility Documents and the Stock Pledge Agreement dated as of June 12, 2013 by and between Borrower and BNP Paribas, as administrative agent, to the extent that the liens granted in such Stock Pledge Agreement are limited to the liens granted by Borrower to BNP Paribas, as administrative agent, in the Equity Interests issued by Texadian.”

(c) Section 6.04 of the Credit Agreement is hereby amended to permit any Liens otherwise permitted under Section 6.01 of the Credit Agreement.

(d) Notwithstanding Section 6.07 and Section 6.23 of the Credit Agreement, Borrower may (i) make up to an aggregate amount of $5 million of capital contributions and/or loans to Texadian per year provided that such amounts shall increase to $15 million per year if the Tranche B Loans have been paid in full or (ii) pledge its Equity Interests in Texadian to secure the obligations under the Texadian Trade Facility.

(e) Section 6.24 of the Credit Agreement is hereby amended by deleting clause (A)(c)(ii) therefrom in its entirety and substitutimg the following in lieu thereof: “(ii) this Agreement, the other Loan Documents, the JV Credit Agreement and/or any agreement, document or instrument evidencing the Texadian Trade Facility to the extent that such encumbrance or restriction applies solely to Texadian and/or its Subsidiaries.”

(f) The Administrative Agent, Requisite Lenders and Requisite Tranche B Lenders hereby waive any notice requirements in regards to the prepayment to be made in accordance with Section 5(b) hereof.

(g) The Administrative Agent and all of the Lenders acknowledge and agree that notwithstanding any provision set forth in the Credit Agreement, the Tranche B Lenders listed on Schedule 1 hereto shall be the only Lenders entitled to receive any portion of the Prepayment or any other prepayment in connection with the Prepayment to be paid in accordance with Section 5(b) hereof (and the Lenders (other than the Tranche B Lenders listed on Schedule 1) hereby expressly waive any right that they may have to any portion of the Prepayment).

(h) The definition of “Excluded Collateral” in Section 2 of the Pledge and Security Agreement is hereby amended to include the Equity Interests issued by Texadian and all property and assets of Texadian.

3. Representations and Warranties. Each of the Borrower and each of the Guarantors hereby confirms, reaffirms and restates the representations and warranties made by it in the Credit Agreement, as amended hereby, and confirms that all such representations and warranties are true and correct in all material respects as of the date hereof. The Borrower and each Guarantor further represent and warrant (which representations and warranties shall survive the execution and delivery of this Amendment) to the Lenders that:

(a) The execution, delivery, and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated hereby, (i) are within such Credit Party’s governing powers, (ii) have been duly authorized by all necessary governing action, (iii) do not contravene (x) such Credit Party’s Organizational Documents or (y) any law or any contractual restriction binding on or affecting such Credit Party, and (iv) will not result in or require the creation or imposition of any Lien prohibited by the Loan Documents;

(b) No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by any Credit Party of this Amendment, or the consummation of the transactions contemplated hereby, except for those consents and approvals that have been obtained or made on or prior to the date hereof and that are in full force and effect;

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(c) This Amendment has been duly executed and delivered by such Credit Party and is the legal, valid, and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer, or similar law affecting creditors’ rights generally and by general principles of equity; and

(d) No Default or Event of Default has occurred and is continuing.

4. Effect of this Amendment. Except as expressly amended, waived or consented to hereby, the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. The terms of this Amendment shall not be deemed (i) a waiver of any Default or Event of Default, (ii) a consent, waiver or modification with respect to any term, condition, or obligation of the Borrower or any other Credit Party in the Credit Agreement or any other Loan Document except as expressly set forth above, (iii) a consent, waiver or modification with respect to any other event, condition (whether now existing or hereafter occurring) or provision of the Loan Documents or (iv) to prejudice any right or remedy which the Administrative Agent or any Lender may now or in the future have under or in connection with the Credit Agreement or any other Loan Document.

5. Conditions Precedent & Condition Subsequent.

(a) Conditions Precedent. This Amendment shall become effective when, and only when, (i) all Requisite Lenders and Requisite Tranche B Lenders shall have executed this Amendment and the Administrative Agent has received counterparts of this Amendment, duly executed by each Requisite Lender and Requisite Tranche B Lender, the Borrower and each Guarantor and (ii) the Administrative Agent shall have received payment from the Borrower for all costs and expenses that are due and payable under the Loan Documents, including pursuant to Section 7(c) (the “Amendment Effective Date”).

(b) Condition Subsequent. Within two (2) Business Days after the date hereof, each of the Tranche B Lenders listed on Schedule 1 hereto shall have received a prepayment on account of its Tranche B Loan in the applicable amount referenced on Schedule 1 hereto (the “Prepayment”).

6. Administrative Agent.

(a) The Requisite Lenders and Requisite Tranche B Lenders hereby direct Administrative Agent to sign that certain Release of Liens Agreement dated as of even date hereof by and between Administrative Agent, the Borrower, the Guarantors and Texadian Energy Canada Limited (“Release of Liens Agreement”).

(b) The duties of the Administrative Agent under the “Subordination Paragraph” set forth in the Release of Liens Agreement will be determined solely by the express

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provisions thereof. Under such Subordination Paragraph, the Administrative Agent need perform only those duties that are specifically set forth therein and as otherwise directed by the Requisite Lenders and Requisite Tranche B Lenders and no others, and no implied covenants or obligations shall be read into such Subordination Paragraph.

(c) The Administrative Agent shall promptly deliver to the Lenders any notices that it receives from BNP (as defined in the Release of Liens Agreement) under the Release of Liens Agreement or a separate letter from Administrative Agent describing the contents of any such notice.

7. Miscellaneous.

(a) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and such other documents, and no investigation by the Administrative Agent or the Lenders or any closing of any transaction shall affect the representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

(b) Notices. All notices required to be made under this Amendment shall be made in the manner and at the address set forth in Section 10.2 of the Credit Agreement.

(c) Expenses. The Borrower agrees to pay or reimburse the Administrative Agent and the Lenders for all reasonable fees and out-of-pocket disbursements incurred by the Administrative Agent or the Lenders in connection with the preparation, execution, delivery, administration and enforcement of this Amendment, including without limitation the reasonable fees and disbursements of counsel for the Administrative Agent and the Lenders, to the same extent that the Borrower would be required to do so pursuant to Section 10.4 of the Credit Agreement.

(d) Reference to Credit Agreement. From and after the effectiveness of this Amendment, all references herein to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time. The Amendment shall constitute a Loan Document under the Credit Agreement for all purposes.

(e) Reference to Pledge and Security Agreement. From and after the effectiveness of this Amendment, all references herein to the Pledge and Security Agreement shall mean the Pledge and Security Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Pledge and Security Agreement shall mean the Pledge and Security Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time.

(f) Severability. If any provision of this Amendment is held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

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(g) Section Headings. Section headings herein are included for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

(h) Entire Agreement. This Amendment shall be deemed to be a Loan Document and, together with the other Loan Documents and the agreements, documents and instruments contemplated hereby, constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby.

(i) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or .pdf also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(j) Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and assigns. The Credit Parties may not assign this Amendment or any of their respective rights or obligations hereunder to any Person without the prior written consent of the Requisite Lenders and the Requisite Tranche B Lenders, which consent may be withheld or given in each such Lender’s sole discretion.

(k) Governing Law; Venue; Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER SET FORTH IN SECTION 10.14 OF THE CREDIT AGREEMENT.

(l) Guarantors. Each Guarantor, for value received, hereby expressly consents and agrees to the Borrower’s execution and delivery of this Amendment, and to the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction or matter contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair any Guarantor’s liability to the Administrative Agent and Lenders with respect to the payment and other performance obligations of such Guarantor pursuant to the Guarantees. Each Guarantor hereby ratifies, confirms and approves its Guarantee and acknowledges that it is unconditionally liable to the Administrative Agent and Lenders for the full and timely payment of the Guaranteed Obligations (on a joint and several basis with the other Guarantors). Each Guarantor hereby acknowledges that it has no defenses, counterclaims or set-offs with respect to the full and timely payment of any or all Guaranteed Obligations.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this Sixth Amendment to Delayed Draw Term Loan Credit Agreement as of the date first written above.

BORROWER:

PAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ R. Seth Bullock
R. Seth Bullock
Chief Financial Officer

GUARANTORS:

PAR PICEANCE ENERGY EQUITY LLC, a Delaware limited liability company

PAR UTAH LLC, a Delaware limited liability company

EWI LLC, a Delaware limited liability company

PAR WASHINGTON LLC, a Delaware limited liability company

PAR NEW MEXICO LLC, a Delaware limited liability company

HEWW EQUIPMENT LLC, a Delaware limited liability company

PAR POINT ARGUELLO LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, as Sole Member of each of the foregoing companies

By:	/s/ R. Seth Bullock
R. Seth Bullock
Chief Financial Officer

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

ACKNOWLEDGED AND AGREED:

TEXADIAN ENERGY, INC., a Delaware corporation

By:	/s/ R. Seth Bullock
R. Seth Bullock
Vice President and Treasurer

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

ADMINISTRATIVE AGENT:

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

LENDERS (EACH EXECUTING WITH RESPECT TO ITS LOANS AND TRANCHE B LOANS):

WB DELTA, LTD., as a Lender

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Director

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

ZCOF PAR PETROLEUM HOLDINGS, L.L.C., as a Lender

By:	/s/ Jon Wasserman
Name:	Jon Wasserman
Title:	Vice President

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

WATERSTONE OFFSHORE ER FUND, LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

PRIME CAPITAL MASTER SPC, GOT WAT MAC SEGREGATED PORTFOLIO, as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

WATERSTONE MARKET NEUTRAL MAC51, LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

WATERSTONE MARKET NEUTRAL MASTER FUND, LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

WATERSTONE MF FUND, LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

NOMURA WATERSTONE MARKET NEUTRAL FUND LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

WATERSTONE OFFSHORE BLR FUND, LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

WATERSTONE DISTRESSED OPPORTUNITIES BLR FUND, LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

WATERSTONE OFFSHORE AD BLR FUND LTD., as a Lender

By: Waterstone Capital Management, L.P.

By:	/s/ Jeffrey C. Erb
Name: Jeffrey C. Erb
Title: General Counsel

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

HIGHBRIDGE INTERNATIONAL, LLC, as a Lender

By: Highbridge Capital Management, LLC, as Trading Manager

By:	/s/ Jonathan Segal
Name:	Jonathan Segal
Title:	Managing Director

Signature Page to Sixth Amendment to Delayed Draw Term Loan Credit Agreement

Schedule 1

Waterstone Offshore BLR Fund, LTD	$1,185,761.18
Waterstone Distressed Opportunities BLR Fund, LTD	$84,571.43
Waterstone Offshore AD BLR Fund LTD	$228,571.43